                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    June 15, 2000
                                                     -------------




                            BIRMAN MANAGED CARE, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                          333-11957                 62-1584092
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File Number)        (I.R.S. EIN)
     of incorporation)



1025 Highway 111 South, Cookeville, Tennessee                        38501
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (931) 372-7800
                                                     --------------


                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
-------  ------------

         (a)      Birman Managed Care, Inc. (the "Company") terminated Richard
                  A. Andrews' employment, effective June 15, 2000, in furtherance of its recent cost cutting measures.

Item 6.  Resignation of Registrant's Directors.
-------  -------------------------------------

         (a) Effective June 13, 2000, Richard A. Andrews resigned as a member of the Board of Directors. David N. Birman, M.D., Chairman of the Board of Directors, accepted his resignation on June 16, 2000.

         (b) Effective June 12, 2000, Richard M. Ross resigned as a member of the Board of Directors. David N. Birman, M.D., Chairman of the Board of Directors, accepted his resignation on June 16, 2000.

         (c) These resignations create two vacancies on the Board of Directors that have not yet been filled.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIRMAN MANAGED CARE, INC.



Dated:  June 22, 2000                      By: /s/ David N. Birman, M.D.
                                               -------------------------------
                                               David N. Birman, M.D., Chairman